SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN ENVISION FUNDS

  (collectively, the “Funds”)

I.          The following new section, "SHAREHOLDER TRANSACTIONS," has been added to the Funds' Class A, B, C and I prospectus. Also effective immediately, the “Minimum Investments” table has been revised and moved to the new section as follows.  Any references in other sections of the prospectus which pertain to the changes noted below should be considered amended to reflect these changes.

SHAREHOLDER TRANSACTIONS

Evergreen funds make investing easy. Once you decide on an amount and a share class, talk to your investment professional and send in your payment, or simply fill out an application.

Small Account Fee
The Evergreen funds reserve the right to assess a $15 annual low balance fee on each fund account with a value of less than $1,000.  The funds will not assess this fee on: (i) accounts established under a Systematic Investment Plan (SIP), including IRAs, that have a value of less than $1,000 if the account is less than one year old, (ii) accounts established in connection with the conversion of Class B shares to Class A shares, (iii) employer sponsored retirement and/or qualified plans or (iv) other accounts as may be determined from time to time by the Evergreen funds. The Evergreen funds will notify you prior to assessing this fee, so that you can increase your account balance above the minimum, consolidate your accounts, or liquidate your account. You may take these actions at any time by contacting your investment professional or Evergreen.

Minimum Investments

	Minimum Initial Purchase of Class A, B and C shares[1]	Minimum Initial Purchase of Class I shares	Minimum Additional Purchases
Regular Accounts	$1,000[2,3]	$1,000,000[2,4]	None
IRAs	$1,000[2,3]	N/A4	None
Systematic Investment Plan	$500[3]	N/A4	$50/monthly (for Classes A, B and C)[4]

1. The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen Funds is $250,000.
2. The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Equity Index Fund and Large Cap Equity Fund is $25,000. Shareholders of Equity Index Fund and Large Cap Equity Fund who held shares in a registered name prior to December 1, 2005 may continue to retain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  Minimum initial purchase amount does not apply to former Class Y shareholders, former SouthTrust funds shareholders, former Vestaur Securities Fund shareholders or to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients, each of whom may invest at the minimum investment amounts for Class A, B and C shares described above.

II.            Effective April 2, 2007, the section entitled “Short-Term Trading” in the Funds’ prospectus is revised as follows:

Short-Term Trading

Excessive short-term trading by investors in a Fund's shares can be detrimental to the interests of long-term shareholders. Excessive short-term trading may disrupt portfolio management of the Fund, harm fund performance, create transaction and other administrative costs that are borne by all shareholders and, ultimately, result in a dilution of, or otherwise have a negative impact on, the value of the Fund's shares held by long-term shareholders.

To limit the negative effects of short-term trading on the Fund, the Fund’s Board of Trustees has adopted certain restrictions on trading by investors. If an investor redeems more than $5,000 (including redemptions that are a part of an exchange transaction) from an Evergreen Fund, that investor is “blocked” from purchasing shares of that Fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption.  The short-term trading policy does not apply to:

Money market funds;

Evergreen Institutional Enhanced Income Fund; Evergreen Adjustable Rate Fund; and Evergreen Ultra Short Opportunities Fund;

Systematic investments or exchanges where Evergreen or the financial intermediary maintaining the shareholder account identifies to Evergreen the transaction as a systematic redemption or purchase at the time of the transaction;

Rebalancing transactions within certain asset allocation or “wrap” programs where Evergreen or the financial intermediary is able to identify the transaction as part of a firm-approved asset allocation program;

Purchases by a “fund of funds” into the underlying fund vehicle and purchases by 529 Plans;

Certain transactions involving participants in employer-sponsored retirement plans, including: participant withdrawals due to mandatory distributions, rollovers and hardships; withdrawals of shares acquired by participants through payroll deductions; and, shares acquired or sold by a participant in connection with plan loans; and

Purchases below $5,000 (including purchases that are a part of an exchange transaction).

While the Fund will not monitor trading activity outside the policy above, the Fund reserves the right to reject any purchase or exchange, to terminate an investor's investment or exchange privileges or to seek additional information, if the Fund determines in its sole discretion that trading activity by the investor may be detrimental to the interests of long-term shareholders. In considering whether trading activity may be detrimental to the interests of long-term shareholders, the Fund considers a number of factors, such as the frequency of trading by the investor, the amount involved in the investor's trades, and the length of time the investment is held, along with other factors.

There are certain limitations on the Fund’s ability to detect and prevent short-term trading.  For example, while the Fund has access to trading information relating to investors who trade and hold their shares directly with the Fund, the Fund may not have timely access to such information for investors who trade through financial intermediaries such as broker dealers and financial advisors or through retirement plans.  Certain financial intermediaries and retirement plans hold their shares or those of their clients through omnibus accounts maintained with the Fund. The Fund may be unable to compel financial intermediaries to apply the Fund’s short-term trading policy described above.  The Fund reserves the right, in its sole discretion, to allow financial intermediaries to apply alternative short-term trading policies. The Fund will use reasonable diligence to confirm that such intermediaries are applying the Fund’s short-term trading policy or an acceptable alternative.  Consult the disclosure provided by your financial intermediary for any alternative short-term trading policies that may apply to your account.  It is possible that excessive short-term trading or trading in violation of the Fund's trading restrictions may occur despite the Fund's efforts to prevent them.

III.           Effective April 2, 2007, the “Reinstatement Privileges” described in the Funds’ Class A, B, C and I prospectus are eliminated.

IV.           Effective immediately, the section entitled “NASDAQ Symbols” in the section entitled “FUND FACTS” in the Funds’ prospectus relating to Evergreen Envision Growth Fund is revised as follows:

NASDAQ Symbols:

EEGAX (Class A)

EEGBX (Class B)

EEGCX (Class C)

EEGIX (Class I)

V.            The Funds’ investment advisor has contractually agreed to limit each Fund’s direct expenses before the imposition of any Rule 12b-1 fees to 0.36% of the average daily net assets of the Fund through February 29, 2008.  Accordingly, in the “Annual Fund Operating Expenses” table under the section entitled “Fees and Expenses” for each Fund, footnote 2 is replaced with the following:

The Fund’s investment advisor has contractually agreed to reimburse direct expenses through February 29, 2008 in order to limit Total Annual Fund Operating Expenses so that they do not exceed, in the aggregate, the Fund’s Total Annual Fund Operating Expenses listed above.

September 29, 2006	577616 (9/06)